UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2013
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

A copy of the press release referenced in Item 8.01 of this Current Report on Form 8-K is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01 Other Events.

On July 15, 2013, the Company issued a press release announcing that, subject to market and other conditions, it intends to offer $250 million aggregate principal amount of its Convertible Senior Notes due 2020 (the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company also announced that it expects to grant the initial purchasers a 13‑day option to purchase up to an additional $50 million aggregate principal amount of the Notes to cover overallotments, if any.

Forward Looking Statements

Statements made in this Current Report on Form 8-K regarding the proposed issuance of Notes are forward-looking statements. The Company may be unable to issue any Notes or may determine to offer and sell debt securities with different terms from the Notes. Risks and other factors that could cause the offering not to be completed or to be completed with different terms, include market conditions changes in the level and volatility of interest rates, a credit rating downgrades, and volatility in the market price of the Company's publicly traded securities, as well as other risks listed from time to time in the Company's filings with the SEC, including but not limited to, the Company's annual and quarterly reports.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit No.		Description
99.1	—	Press Release of Forest City Enterprises, Inc., dated July 15, 2013 announcing the Company's intention to offer Notes in a private transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	July 15, 2013	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
99.1	—	Press Release of Forest City Enterprises, Inc., dated July 15, 2013 announcing the Company's intention to offer Notes in a private transaction.